Exhibit 10.72

AMENDMENT NO. 1 TO

EXTENDED JOINT DEVELOPMENT AGREEMENT

This Amendment No. 1 to Extended Joint Development Agreement (this “Amendment”) is entered into as of February 3, 2011 (the “Effective Date”), by and between Philips Medical Systems Nederland B.V. (“Philips”) and Hansen Medical, Inc.

R E C I T A L S

WHEREAS, Philips and Hansen previously entered into that certain Extended Joint Development Agreement, effective November 15, 2009 (the “Agreement”); and

WHEREAS, Philips and Hansen desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration for the agreements set forth below and for good and valuable consideration, receipt of which is hereby acknowledged, Philips and Hansen hereby agree to amend the Agreement as follows and the parties hereto agree as follows:

A M E N D M E N T

1.        Definitions. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement.

2.        Amendment of Section 2.1.1. Two new sentences are hereby added to the end of Section 2.1.1 as follows:

“As part of the Project, and subject to the terms and conditions hereof, Hansen and Philips will reasonably cooperate towards the development of [***].”

“Philips and Hansen will work together to [***], as will be further detailed in an update of the Annex 1 (Project Description) to this Agreement to be agreed upon by the Steering Committee as set forth in Section 3 of this Agreement, as contemplated in the definition of “Project Description” in Section 1.”

3.        Amendment of Section 2.1.2. The last sentence of Section 2.1.2 of the Agreement is hereby amended and restated in its entirety as follows:

“Philips will have no right to any Sales Fees for systems sold and delivered to the end customer after [***][***] from date of first commercial shipment of the Vascular System.”

CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.        Amendment of Section 2.1.3. Section 2.1.3 of the Agreement is hereby amended and restated in its entirety as follows:

“The System Sales Fees hereunder will be [***] per Vascular System (excluding catheters) invoiced to the end customer, provided that no System Sales Fee will be due for systems that are delivered to customers only to replace a Vascular System (for warranty or service reasons) for which appropriate System Sales Fee was already awarded to Philips.”

5.        Consideration. In consideration for the agreements set forth herein, Philips will make a non-refundable payment to Hansen [***] within [***] of the Effective Date. For avoidance of doubt, the payment made under this Section 5 of the Amendment will be included in the aggregate payments referenced in Sections 2.1.2 and 2.1.3.

6.        Terms of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

7.        Conflicting Terms. In the event of any inconsistency or conflict regarding the subject matter of this Amendment between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control with regards to that subject matter of this Amendment.

8.        Entire Agreement. The Agreement, as amended by the Amendment, constitutes the entire and exclusive agreement between the parties with respect to the subject matter thereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement, as amended by this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Facsimile counterparts shall be deemed to be originals.

CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

PHILIPS MEDICAL SYSTEMS NEDERLAND B.V.

By:	/s/ Bert Van Meurs	By:	/s/ John Van Soerland

Name:	Bert Van Meurs	Name:	John Van Soerland

Title:	Senior Vice President	Title:	Senior Director

HANSEN MEDICAL, INC.

By:	/s/ Bruce J Barclay

Name:	Bruce J Barclay

Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO EXTENDED JOINT DEVELOPMENT AGREEMENT]

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